UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

(Amendment No. 1)

Date of Report (Date of earliest event reported):  March 8, 2010

NUVILEX, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1971 Old Cuthbert Road Cherry Hill, New Jersey	08034
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (856) 354-0707

EFOODSAFETY.COM, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following information is herewith filed as an amendment to the Form 8-K filed by the Company on March 9, 2010.

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On March 8, 2010, Nuvilex, Inc. (the “Company”) dismissed Gruber & Company, LLC as independent auditors for the Company. The decision to dismiss Gruber & Company, LLC and to seek new independent auditors was approved by the Company’s Board of Directors.

In connection with the audits of the Company’s financial statements for the fiscal years ended April 30, 2009 and 2008 and from April 30, 2009 through March 8, 2010, (1) there were no disagreements with Gruber & Company, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Gruber & Company, LLC, would have caused Gruber & Company, LLC to make reference to the matter in its report and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Item 304”).

The report of Gruber & Company, LLC on the Company’s financial statements for the fiscal year ended April 30, 2008 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The report of Gruber & Company, LLC on the Company’s financial statements for the fiscal year ended April 30, 2009 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except Gruber & Company, LLC disclosed an uncertainty regarding the Company’s ability to continue as a going concern. In the Annual Report on Form 10-K filed by the Company for the fiscal year ended April 30, 2009, Gruber & Company, LLC disclosed that the Company had generated negative cash flows from operations, and an accumulated deficit of $29,491,700 at April 30, 2009, and that those factors, as well as the uncertain conditions that the Company faced regarding its future raising of capital and ultimately successfully commercializing its business plan, raised substantial doubt about the Company’s ability to continue as a going concern.

(b) On March 8, 2010, the Company engaged M & K CPAS, PLLC as the Company’s independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended April 30, 2009 and 2008 and from April 30, 2009 through March 8, 2010 neither the Company nor anyone acting on its behalf consulted with M & K CPAS, PLLC regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by M & K CPAS, PLLC on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement with Gruber & Company, LLC or a reportable event with respect to Gruber & Company, LLC.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description

16.1	Letter of Gruber & Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVILEX, INC.
            (Registrant)

Date:  March 26, 2010

/s/ Martin Schmieg
Martin Schmieg
Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

16.1	Letter of Gruber & Company, LLC.